UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

    The following unaudited pro forma combined financial information gives effect to (i) Mariner's merger (the "CSI Merger") with Convalescent Services, Inc. ("CSI") in January 1996, (ii) the acquisition by Mariner of six skilled nursing facilities with an aggregate of 686 beds in central and northern Florida (the "Heritage Acquisition"), (iii) Mariner's merger (the "MedRehab Merger") with MedRehab, Inc. in March 1996 and (iv) the acquisition by Mariner of seven skilled nursing facilities and one assisted living facility with an aggregate of 960 beds in Florida, Tennessee and Kansas (the "1996 Florida Acquisition"). The CSI Merger, Heritage Acquisition, MedRehab Merger and 1996 Florida Acquisition are referred to herein as the "Recent Acquisitions."

    The pro forma information is based on the historical financial statements of Mariner, the entities that owned four of the facilities (the "Heritage Facilities") acquired in the Heritage Acquisition, CSI and certain of its affiliates (the "CSI Entities") and Regency Health Care Centers, Inc. ("Regency"), which is the entity acquired in the 1996 Florida Acquisition. Each of these acquisitions by Mariner is being accounted for under the purchase method of accounting. All of the entities included in the unaudited pro forma combined financial information have December 31 fiscal year ends.

    The unaudited pro forma combined balance sheet as of March 31, 1996 gives effect to the 1996 Florida Acquisition as if it had been consummated on March 31, 1996. This balance sheet combines the historical balance sheets as of March 31, 1996 of the Company and Regency. The Company's balance sheet as of March 31, 1996 reflects the Heritage Acquisition and the CSI Merger, which were completed prior to such date.

    The unaudited pro forma combined statements of operations for the year ended December 31, 1995 and the three months ended March 31, 1996 give effect to the Recent Acquisitions as if they had been consummated on January 1, 1995. This statement of operations combines the statements of operations for the year ended December 31, 1995 of the Company, the CSI Entities and Regency and the statement of operations of the three entities that owned the Heritage Facilities for the nine months ended September 30, 1995. The Company's statement of operations for the year ended December 31, 1995 reflects the results of operations of the Heritage Facilities from the date of their acquisition, October 2, 1995.

    The unaudited pro forma combined financial information does not include the results of operations of the 60-bed skilled nursing facility in St. Petersburg, Florida, which was acquired by Mariner in March 1995, the 150-bed skilled nursing facility in Nashville, Tennessee, which was acquired by Mariner in May 1995, the institutional pharmacy operation based in Dallas, Texas, which was acquired by Mariner in October 1995, or the acquisitions of two skilled nursing facilities in connection with the Heritage Acquisition, both of which were acquired during the fourth quarter of 1995, in each case for periods prior to their respective acquisitions. The unaudited pro forma combined financial information also does not include any information relating to the acquisition of a primary care physician organization in Florida, which was completed in March 1996. Inclusion of this information would not result in material changes to the information presented.

    The pro forma statements may not be indicative of the results that would actually have been obtained had the acquisitions reflected therein occurred on the dates indicated or which may be obtained in the future. This unaudited pro forma combined financial information should be read in conjunction with the historical financial statements and related notes of the Company and the historical financial statements and related notes of the CSI Entities, Regency and the entities that previously owned the Heritage Facilities, which are included or incorporated by reference in this Prospectus.




                        PRO FORMA COMBINED BALANCE SHEET

                                 MARCH 31, 1996

                                   (UNAUDITED)

                                 (IN THOUSANDS)

                                                                               1996 FLORIDA ACQUISITION
                                                                               ------------------------
                                                                                     PRO FORMA    PRO FORMA
                                                                MARINER   REGENCY   ADJUSTMENTS    COMBINED
                                                                -------   -------   -----------    --------
Current assets:
   Cash and cash equivalents                                   $  2,184   $ 2,928     $(4,744)(a)  $    368
   Accounts receivable, net                                     108,556     2,690                   111,246
   Estimated settlements due from third parties                  27,375       797                    28,172
   Prepaid expenses and other current assets                     14,307       132                    14,439
   Deferred income tax benefit                                    9,218     --                        9,218
                                                               --------   -------     -------      --------
       Total current assets                                     161,640     6,547      (4,744)      163,443
Property, plant and equipment, net                              308,858    24,305                   333,163
Goodwill                                                        159,938     1,271      25,470(a)    186,679
Intangible and other assets, net                                 14,524       506                    15,030
Restricted cash and cash equivalents                              1,568       501                     2,069
Other long-term assets                                                        293                       293
Deferred income tax benefit                                       1,556                               1,556
                                                               --------   -------     -------      --------
       Total assets                                            $648,084   $33,423     $20,726      $702,233
                                                               ========   =======     =======      ========
Current liabilities:
   Current maturities of long-term debt and capital lease
     obligations                                               $  5,359   $   705                  $  6,064
   Accounts payable                                              29,850     2,928                    32,778
   Accrued payroll                                                8,428       319                     8,747
   Accrued vacation                                               7,246       310                     7,556
   Other accrued expenses                                        32,410       427                    32,837
   Deferred income tax                                              987                                 987
   Other liabilities                                              6,108                               6,108
                                                                  -----                               -----
       Total current liabilities                                 90,388     4,689                    95,077
Long-term debt and capital lease obligations                    239,302    23,551      23,000(a)    285,853
Deferred income taxes                                             9,149     2,909                    12,058
Deferred gain                                                     2,082     --                        2,082
Redeemable stock and other long term liabilities                  1,633     --                        1,633
                                                               --------   -------                  --------
       Total liabilities                                        342,554    31,149      23,000       396,703
                                                               --------   -------     -------      --------
Stockholders' equity:
   Common stock                                                     285        85         (85)(b)       285
   Treasury stock
   Additional paid-in-capital                                   307,691     1,345      (1,345)(b)   307,691
   Unearned compensation                                            (13)    --                          (13)
   Retained earnings (deficit)                                   (2,433)      844        (844)(b)    (2,433)
                                                               --------   -------     -------      --------
       Total stockholders' equity (deficit)                     305,530     2,274      (2,274)(b)   305,530
                                                               --------   -------     -------      --------
       Total liabilities and stockholders' equity              $648,084   $33,423     $20,726      $702,233
                                                               ========   =======     =======      ========

                             See accompanying notes.




                   PRO FORMA COMBINED STATEMENT OF OPERATIONS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1996

                                   (UNAUDITED)

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                     PRO FORMA    PRO FORMA
                                                                MARINER   REGENCY   ADJUSTMENTS    COMBINED
                                                                -------   -------   -----------    --------
Net patient service revenue                                    $132,629    $8,673                  $141,302
Other income                                                      2,550       235       (188)(c)      2,597
                                                               --------    ------      -----       --------
Total operating revenue                                         135,179     8,908       (188)(c)    143,899
                                                               --------    ------      -----       --------
Facility operating costs                                        104,591     7,017       (188)(c)    111,420
Corporate general and administrative                             17,227       279                    17,506
Interest expense, net                                             4,392       520        378(g)       5,290
Facility rent expense, net                                          474       371                       845
Depreciation and amortization                                     5,196       421        (80)(g)      5,537
                                                               --------    ------      -----       --------
Total operating expenses                                        131,880     8,608        110        140,598
                                                               --------    ------      -----       --------
Operating income                                                  3,299       300       (298)         3,301
Other income (loss)                                                           (39)        39(k)       --
                                                               --------    ------      -----       --------
Income (loss) before income taxes and extraordinary item          3,299       261       (259)         3,301
Net benefit from (provision for) income taxes                    (1,254)      (74)        73(i)      (1,255)
                                                               --------    ------      -----       --------
Income (loss) before extraordinary items                          2,045       187       (186)         2,046
Extraordinary items, net of income tax benefit                                                        --
                                                               --------    ------      -----       --------
Net income                                                     $  2,045    $  187      $(186)      $  2,046
                                                               ========    ======      =====       ========
Income per common share:
  Income before extraordinary item                             $   0.07                            $   0.07
                                                               ========                            ========
  Net income                                                   $   0.07                            $   0.07
                                                               ========                            ========
  Weighted average shares outstanding                            29,235                            $ 29,235
                                                               ========                            ========

                             See accompanying notes.




                   PRO FORMA COMBINED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                   (UNAUDITED)

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                            PRO FORMA    PRO FORMA
                                          MARINER   HERITAGE      CSI      ADJUSTMENTS   COMBINED
                                          -------   --------      ---      -----------   --------
Net patient service revenue              $337,635    $11,911   $134,738     $            $484,284
Other income                               17,171         33      8,147      (10,288)(d)   15,063
                                         --------    -------   --------     --------     --------
Total operating revenue                   354,806     11,944    142,885      (10,288)     499,347
                                         --------    -------   --------     --------     --------
Facility operating costs                  276,633      7,321    123,247      (10,288)(d)  396,913
Corporate general and administrative       39,830      3,138      5,176       (1,157)(e)   46,987
Interest expense, net                       3,598      1,325      3,973        5,063(f)    13,959
Facility rent expense, net                  1,830                 9,750       (8,650)(h)    2,930
Depreciation and amortization              11,397        405      2,256        3,788(f)    17,846
                                         --------    -------   --------     --------     --------
Total operating expenses                  333,288     12,189    144,402      (11,244)     478,635
                                         --------    -------   --------     --------     --------
Operating income                           21,518       (245)    (1,517)         956       20,712
Other income (loss)                            (6)                                             (6)
                                         --------    -------   --------     --------     --------
Income (loss) before income taxes and
  extraordinary items                      21,512       (245)    (1,517)         956       20,706
Net benefit from (provision for) income
  taxes                                    (7,892)                                24(i)    (7,868)
                                         --------    -------   --------     --------     --------
Income (loss) before extraordinary items   13,620       (245)    (1,517)         980       12,838
Extraordinary items, net of income tax
  benefit                                  (1,138)    (1,969)     --           1,969       (1,138)
                                         --------    -------   --------     --------     --------
Net income (loss)                        $ 12,482    $(2,214)  $ (1,517)    $  2,949     $ 11,700
                                         ========    =======   ========     ========     ========
Income per common share:
   Income before extraordinary items     $   0.60                                        $   0.45
                                         ========                                        ========
   Net income                            $   0.55                                        $   0.41
                                         ========                                        ========
Weighted average shares outstanding        22,755                                          28,609
                                         ========                                        ========

                             See accompanying notes.



               PRO FORMA        PRO FORMA
REGENCY       ADJUSTMENTS       COMBINED
- -------       -----------       --------
$23,850         $10,056(j)      $518,190
  1,023            (643)(j)       15,443
- -------         -------         --------
 24,873           9,413          533,633
- -------         -------         --------
 18,293           8,213(j)       423,419
  1,516                           48,503
  1,442           1,511(g)        16,912
  1,202                            4,132
  1,338              28(g)        19,212
- -------         -------         --------
 23,791           9,752          512,178
- -------         -------         --------
  1,082            (339)          21,455
     46             (46)(j)           (6)
- -------         -------         --------
  1,128            (385)          21,449
   (486)            204(i)        (8,150)
- -------         -------         --------
    642            (181)          13,299
   (283)            283           (1,138)
- -------         -------         --------
$   359         $  (102)        $ 12,161
=======         =======         ========

                                $   0.46
                                ========
                                $   0.43
                                ========
                                  28,609
                                ========




          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

    (a)   Represents   pro  forma   adjustments  to  reflect  the  1996  Florida
Acquisition:

Total purchase price                                                     $52,000
Debt assumed                                                              24,256
                                                                         -------
Cash required                                                             27,744
Available cash used                                                        4,744
                                                                         -------
  Additional borrowing required                                          $23,000
                                                                         =======
Total purchase price                                                     $52,000

Less: net book value of assets and

liabilities acquired                                                      26,530
                                                                         -------
  Goodwill                                                               $25,470
                                                                         =======

    (b) Reflects elimination of 1996 Florida Acquisition equity accounts.

    (c) Reflects reversal of management fees charged by Mariner to Regency for management services in March, 1996.

    (d) Reflects reversal of management fees charged by Mariner to CSI for management services between May 24, 1995 and December 31, 1995.

    (e) Represents the elimination of merger costs reflected by CSI as general and administrative expenses which would not have been incurred by the Company.

    (f) Certain expenses have been adjusted to reflect the transactions as if they had occurred at the beginning of the period presented, as follows:

                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                  COST BASIS       1995
                                                                  ----------       ----
Completed acquisitions:
Amortization of goodwill over 40 years                 Heritage    $  9,496       $   178
                                                       CSI           82,817         2,070
Depreciation (approximately 3% per year)               Heritage      17,515           394
                                                       CSI          126,900         3,807
Less: Historical amortization and depreciation
  expense                                                                          (2,661)
                                                                                  -------
Incremental increase in amortization and
  depreciation expense                                                            $ 3,788
                                                                                  =======
Heritage -- interest expense based on new debt of
  $27,011 at 6.43%                                                                  1,303
CSI -- interest expense based on debt increasing to
  $134,197 at 6.75%                                                                 9,058
Less: Historical interest expense                                                  (5,298)
                                                                                  -------
Incremental increase in interest expense                                          $ 5,063
                                                                                  =======

    (g) Certain expenses have been adjusted to reflect the 1996 Florida Acquisition as if it had occurred at the beginning of the period presented, as follows:

                                                                        THREE MONTHS
                                                          YEAR ENDED        ENDED
                                                         DECEMBER 31,     MARCH 31,
                                            COST BASIS       1995           1996
                                            ----------       ----           ----
Depreciation of fixed assets                  $24,305       $   729           182
Amortization of goodwill                       25,470           637           159
Less: historical amortization and
  depreciation expense                                       (1,338)         (421)
                                                            -------         -----
Incremental increase in amortization and
  depreciation expense                                      $    28         $ (80)
                                                            =======         =====
Interest expense based on additional
  debt of $23,000 at 6.57%                                  $ 1,511         $ 378
Less: historical interest expense
Incremental increase in interest expense




   NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION -- (CONTINUED)

    (h) Adjusts facility rent to eliminate rent expense for facilities previously managed under operating lease agreements which the Company acquired under capital leases and to reflect rent expense on two facilities that Mariner will lease under operating lease agreements with CSI affiliates which were not included in the Mariner or CSI historical financial statements:

                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                                                        1995
                                                                                        ----
CSI operating leases                                                                  $(9,750)
Operating leases assumed by Mariner                                                     1,100
                                                                                      -------
Pro-forma adjustment                                                                  $(8,650)
                                                                                      =======

    (i) Represents pro forma estimated income taxes payable on the operations of the entities acquired, using Mariner's effective tax rate.

    (j) Represents amounts related to facilities purchased as part of the 1996 Florida Acquisition which were acquired by Regency subsequent to December 31, 1994. Four facilities were acquired by Regency in June 1995 and one in January 1996.


                                                         ST.                                      OPERATION NOT      NET
              P&L                PALMETTO   BONIFAY   AUGUSTINE   BRADENTON   OLATHE     TOTAL      ACQUIRED      ADJUSTMENT
              ---                --------   -------   ---------   ---------   ------     -----      --------      ----------
Net patient service revenue       $2,087     $2,391     $2,423       $441     $2,714    $10,056                    $10,056
Other revenue                          8         12         10          5         14         49       $(692)          (643)
Facility operating costs
  (excluding management fees)      1,663      1,866      1,945        296      2,443      8,213                      8,213
Other income                        --         --         --          --        --        --            (46)           (46)

    (k) Represents net loss generated from ventures not acquired by Mariner.